SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2020

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA	24504
(Address of principal executive offices)	(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.14 par value	BOTJ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 — Results of Operations and Financial Condition

On Friday, April 24, 2020, Bank of the James Financial Group, Inc. (the “Company”) issued a press release announcing financial results for the quarter March 31, 2020 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 21, 2020, the Board of Directors of the Company adopted Amended and Restated Bylaws of the Company (the “Bylaws”). Article II, Section 2 of the Bylaws has been amended to provide that the Board of Directors may determine that a meeting of the Company’s shareholders may be held solely by means of remote communication as permitted by the Virginia Stock Corporation Act. Additional conforming changes were also made to Article II of the Bylaws.

The full text of the Bylaws, as amended and restated as of April 21, 2020, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference. The description of the amendments is qualified in its entirety by reference to the attached Bylaws as amended and restated.

Item 8.01 — Other Events

Declaration of Quarterly Cash Dividend

On April 21, 2020, the Board of Directors of the Company declared a quarterly cash dividend of $0.07 per share of common stock. The dividend will be paid on or about June 19, 2020, to stockholders of record as of the close of business on June 5, 2020. The Company announced the declaration of the dividend in its Press Release dated April 24, 2020, a copy of which is attached hereto as Exhibit 99.1.

Temporary Suspension of Stock Repurchase Program

On April 24, 2020, the Company announced that it has temporarily suspended repurchases under its stock repurchase program, the adoption of which was previously announced on January 24, 2020. This announcement was made in the Company’s Press Release dated April 24, 2020, a copy of which is attached hereto as Exhibit 99.1.

Supplement to Company’s Risk Factors – COVID-19

The Company hereby supplements the “Risk Factors” section in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 with following additional risk factor:

The Company’s business, financial condition, liquidity and results of operations have been, and will likely continue to be, adversely affected by the COVID-19 pandemic.

The COVID-19 pandemic has negatively impacted the local, state, national, and world economies. The pandemic has created economic and financial disruptions that have adversely affected, and are likely to continue to adversely affect, the Company’s business, financial condition, liquidity and results of operations. The extent to which the COVID-19 pandemic will continue to negatively affect our business, financial condition, liquidity and results of operations will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic, the continued effectiveness of the Company’s business continuity plan, the direct and indirect impact of the pandemic on the Company’s employees, customers, clients, and service providers, as well as other market participants, and actions taken by governmental authorities and other third parties in response to the pandemic.

The COVID-19 pandemic has contributed to or resulted in:

•	Increased unemployment and decreased consumer confidence and business generally.

•	Temporary closures of many businesses and the institution of social distancing or other measurements.

•	Ratings downgrades, credit deterioration and defaults in many industries, including natural resources, hospitality, transportation and commercial real estate.

•	A sudden and significant reduction in the valuation of the equity, fixed-income and commodity markets and the significant increase in the volatility of those markets.

•	A decrease in the rates and yields on U.S. Treasury securities.

•	Increased demands on capital and liquidity.

•	Heightened cybersecurity, information security and operational risks as a result of work-from-home arrangements.

As a result:

•	The demand for our products and services could be significantly impacted, which could decrease our net interest income and adversely affect our revenue and net income.

•	We could have an increase in customer delinquencies and loan defaults, including defaults on unsecured loans, and further increases in our allowance for loan losses and foreclosures.

•	Customers may draw on lines of credit, which could impact our liquidity.

•

We may take some measures with respect to customer requests, such as a deferral of loan payments and the suspension of foreclosures due to unfavorable market conditions, that may have a negative impact on the Company’s business, financial condition, liquidity and results of operations.

Governmental authorities have taken unprecedented measures to provide economic assistance to individual households and businesses, stabilize the markets and support economic growth. The success of these measures is unknown and they may not be sufficient to fully mitigate the negative impact of the COVID-19 pandemic. The Company also faces an increase in governmental and regulatory scrutiny as a result of the effects of COVID-19 on market and economic conditions and actions governmental authorities take in response to those conditions.

The extent to which the COVID-19 pandemic impacts our business, results of operation, and financial condition, as well as our regulatory capital and liquidity ratios, will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic and the actions taken by governmental authorities and other third parties in response to the pandemic.

The length of the pandemic and the efficacy of the extraordinary measures being put in place to address it are unknown. Even after the pandemic subsides, the U.S. economy may experience a recession, and the Company anticipates the Company’s businesses would be materially and adversely affected by a prolonged recession. To the extent the pandemic adversely affects the Company’s business, financial condition, liquidity or results of operations, it may also have the effect of heightening many of the other risks described in the section entitled “Risk Factors” in our 2019 Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

Item 9.01 — Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description

3.2	Amended and Restated Bylaws of Bank of the James Financial Group, Inc. as of April 21, 2020

99.1	Bank of the James Financial Group, Inc. Press Release dated April 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2020	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

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